
Nevada County

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH DECEMBER 31, 2025

PLUMAS BANCORP

Forward Looking Statements Disclaimer

The statements contained herein that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There can be no assurance that future developments affecting us will be the same as those anticipated by management. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the conditions of the United States economy in general and the strength of the local economies in which we conduct operations; the impact of any future federal government shutdown and uncertainty regarding the federal government's debt limit or changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impacts of inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions affecting our ability to successfully market and price our products to consumers; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; extreme weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on the Company's customers and the economic and business environments in which the Company operates; the impact of a slowing U.S. economy, decreases in housing and commercial real estate prices, and potentially increased unemployment on the performance of our loan portfolio, the market value of our investment securities and possible other-than temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, wars, terrorism or geopolitical events; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the assumptions made under our current expected credit losses model; the effectiveness of the Company's asset management activities managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the transition from the LIBOR to new interest rate benchmarks; the emergence or continuation of widespread health emergencies or pandemics; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the Securities and Exchange Commission (the "SEC") and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the "Investor Relations" section of our website, https://www.ir.plumasbank.com and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.



Carson City

Overview

NASDAQ Symbol: PLBC

Total Assets: $2.2 billion

Headquartered: Reno, NV

Bank Branches: 19

Year Established: 1980



PLUMAS BANCORP
OREGON
KLAMATH FALLS
CALIFORNIA
CEDARVILLE
ALTURAS
FALL RIVER MILLS
NEVADA
REDDING
SUSANVILLE
ANDERSON
CHESTER
WESTWOOD
GREENVILLE
RED BLUFF
QUINCY
PORTOLA
CHICO
GRAEAGLE
LOYALTON
RENO
TRUCKEE
TAHOE CITY
KINGS BEACH
CARSON CITY
YUBA CITY
AUBURN
5
99
80
BRANCH
ATM ONLY
LOAN OFFICE

PLUMAS BANCORP

Plumas Bank Leadership

Business Model

Retail and commercial banking with emphasis on personalized relationships alongside online, mobile, and remote services.

Strengths include:

- Stable leadership team
- Strong core deposits
- Low cost of funds
- Diversified loan portfolio
- Capital management

Andrew Ryback



President & CEO
Years at Plumas Bank – 24

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 19

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 12

Matt Moseley



EVP Regional President
Years at Plumas Bank – 14*

Kevin Kaiser



EVP Chief Credit Officer
Years at Plumas Bank - 11

Jack Prescott



EVP Chief Banking Officer
Years at Plumas Bank - 2

* Joined Plumas Bank as of July 1, 2025 with 14 years at Cornerstone

PLUMAS BANCORP

Sale Leaseback Transaction – Nov. 2025

2 Admin

- Closed 11/19/25
  Gain: $5.55 million
- Annual rent expense of $463 thousand (pretax)
- 15-year leases with three 5-year renewal options. Annual increases of 3%.
- Transaction gain offset by $5.4 million loss on sale of investment securities.



Credit Admin



Admin



Middle Fork of the Feather River

The Big Picture



Frazier Creek

- Net Interest Income increased by $14 million.
- 2025 Net Interest Margin of 4.91% driven by investment restructuring related to sale leasebacks, low cost of funds, and payoff of brokered deposits and borrowings from the acquisition of Cornerstone.


Net Income & Net Interest Margin
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Thousands
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$21,009
$26,444
$29,776
$28,619
$29,617
3.63%
3.82%
4.71%
4.79%
4.91%
2021
2022
2023
2024
2025
Net Income
Net Interest Margin



Washoe County

- Non-interest income in 2025 included a $1.1 million settlement related to the Dixie Fire and a sale leaseback mostly offset by loss on sale of investment securities.
- Gain on sale of SBA loans declined due to reduced variable rate loan production in higher-rate environment.

PLUMAS BANCORP

PLUMAS BANCORP


Non-Interest Income
in thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2021
2022
2023
2024
2025
$1,228
$852
$1,008
$2,349
$3,279
$1,596
$893
$2,696
$2,464
$3,401
$3,380
$900
$234
$2,789
$3,419
$1,869
$756
$37
$2,988
$3,130
$4,014
$641
$3,133
$3,263
Interchange Revenue
Srvc Chrgs on Dpst Accnts
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Lassen Peak

- Equity and capital ratios were negatively impacted by the CECL day 1 provision on non-Purchased Credit Deteriorated loans acquired from Cornerstone and accelerated amortization of core deposit intangibles.
- Capital ratios significantly exceed those required to be considered well capitalized under regulatory guidelines.

PLUMAS BANCORP

PLUMAS BANCORP

Capital Data & Ratios

Dollars in thousands (Except per share)	12/31/2025	12/31/2024	Change	% Change
Shareholders' equity	$ 261,076	$ 177,900	$ 83,176	46.8%
Tangible common equity	$ 255,760	$ 171,606	$ 84,154	49.0%
TBV per common share	$ 32.44	$ 29.07	$ 3.37	11.6%
TCE to total assets	10.1%	10.6%	(0.5%)	(4.7%)
CET1 Ratio	14.8%	17.3%	(2.5%)	(14.5%)
Tier 1 Leverage Ratio	11.1%	11.9%	(0.8%)	(6.7%)
Total Risk-Based Capital Ratio	16.0%	18.5%	(2.5%)	(13.5%)



Plumas County

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$1,439
$1,458
$1,334
$1,371
$1,810
0.13%
0.12%
0.55%
0.92%
1.43%
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Dec. 31, 2025
Total Deposits
Cost of Interest Bearing Deposits



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Dec. 31, 2021: 4%, 18%, 25%, 52%
Dec. 31, 2022: 4%, 17%, 27%, 52%
Dec. 31, 2023: 5%, 16%, 27%, 52%
Dec. 31, 2024: 7%, 17%, 24%, 51%
Dec. 31, 2025: 12%, 24%, 17%, 47%
Non-Interest Bearing
Savings
Money Market
Time

Balances as of Dec. 31, 2025

Deposit Detail


Consumer vs Business Accounts
Balances as of Dec. 31, 2025
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
76%
24%
45%
55%
38%
62%
49%
51%
Savings
Money Market
DDA
Total
Business
Consumer


Rate by Product
Rates for three months ended Dec. 31, 2025
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.32%
1.91%
2.92%
1.62%
Savings
Money Market
Time
Total

PLUMAS BANCORP

Liquidity

- No deposit concentrations. Average deposit balance was approximately $38 thousand at 12/31/25.
- Largest unsecured deposit accounts are collateralized with investments.
- Cash, unpledged AFS investments, and borrowing lines totaling approximately $679 million are more than sufficient to cover uninsured, uncollateralized deposits.


Deposits
in millions
Uninsured but Collateralized 10%
Uninsured 30%
Insured 60%

Balances as of Dec. 31, 2025

PLUMAS BANCORP

Borrowings

Outstanding correspondent bank borrowings:
- $15 million
- Fixed rate of 3.85% for the first five years, then floating rate linked to WSJ Prime for the remaining eight-year term
- Prepayable with no penalties
- Due January 25, 2035

Debentures:
- $2 million subordinated note at 4.75% fixed to floating rate due Nov. 30, 2035
- $10 million in subordinated notes called for redemption with $4.2 million remaining outstanding at December 31, 2025

Available borrowings:
- $400 million from FHLB
- $39 million from FRB Discount Window
- $70 million from correspondent banks


Mt. Shasta

Balances as of Dec. 31, 2025

PLUMAS BANCORP

Loan Trends and Current Composition

* Closed indirect auto department in 4Q23. Balances expected to unwind over ~5 years.



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
$839
$912
$959
$1,015
$1,512
5.41%
5.28%
5.89%
6.21%
6.30%
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Dec. 31, 2025
Total Loans
Yield



Home Equity Lines 4%
RE/Construction 3%
Indirect Auto* 3%
RE/Residential 2%
CRE/Owner 28%
CRE/Multi Family 10%
Agricultural 10%
Commercial 11%
CRE/Investor 28%

Balances as of Dec. 31, 2025

Fixed vs Variable Rate Loans and Repricing Timeline

PLUMAS BANCORP

Fixed vs Variable Rate Loans


Other
3%
Prime
17%
Fixed
20%
5 Year T-Bill
60%

Loan Repricing Type	Balances at 12/31/2025 *(In thousands)*	Weighted Average Rate at 12/31/2025
5 Year T-Bill	$926,049	5.76%
Fixed	$298,868	6.91%
Prime	$259,423	7.32%
Other	$43,073	6.38%
Total	$1,527,413	6.27%

Loan Portfolio by Repricing Frequency


Daily
11%
Qtrly
2%
Other
3%
Fixed
20%
5 Year
64%

Loan Repricing Frequency	Balances at 12/31/2025 *(in thousands)*	Weighted Average Rate at 12/31/2025
5 Year	$976,643	5.78%
Fixed	$298,868	6.91%
Daily	$167,390	7.38%
Quarterly	$39,942	8.55%
Other	$44,570	6.46%
Total	$1,527,413	6.27%

Diversification of Commercial Real Estate Loans by Property Type



$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Multi Family*
Mixed Commercial Real Estate
Retail
Hospitality
Industrial
Gas Stations
Investor Owned Office
Medical Buildings
Other Special Purpose
Mini Storage Facilities
Residential
Owner Occupied Office
Senior Care Facility
Mixed Commercial & Residential
Restaurants
Other
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Dec. 31, 2025

*MFR includes no rent control

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA AND NEVADA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION*

31% - CA - Northern Sacramento Valley (light green)

21% - NV - Western (pale green)

16% - CA - Greater Sacramento (yellow)

10% - CA - Northern (dark green)

9% - CA - San Joaquin Valley (chartreuse green)

4% - CA - Central Coast (orange)

2% - CA - Bay Area (pink)

2% - CA - Southern (blue)

2% - CA - Central Sierra (tan) & Southern Border (magenta)

2% - OR

<1% - Other – NV (lavender, orange & pink), AZ, CO, WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Dec. 31, 2025

PLUMAS BANCORP

Agricultural Loans

- Agricultural lending balances represented 10% of total loans as of 12/31/25.
- Ag lending portfolio comprised of:
  - Cattle
  - Hay
  - Orchard Crops (Fruits and Nuts)
  - Rice



Ag Lending Balances
Ag Equipment
4%
Ag Operating
24%
Ag Real Estate
72%

Balances as of Dec. 31, 2025

PLUMAS BANCORP

Government Guaranteed Loans

- The government guaranteed balance of loans in our loan portfolio represented approximately 9% of total loans as of 12/31/25.
- As rates rose beginning in 2022, variable rate SBA loan production declined. Plumas Bank began offering fixed rate SBA loans, the balances of which we retain rather than selling the guaranteed portions in the secondary market.



$140
$120
$100
$80
$60
$40
$20
$0
Millions
12/31/2023
$35
12/31/2024
$69
12/31/2025
$129
Government Guaranteed Lending Balances
Balances in millions

PLUMAS BANCORP

Classified Assets

Dollars in thousands	Non-Accrual		Substandard Accrual	
Ag & Ag Real Estate	$10,509	70%	$4,544	39%
SBA 7(a) loans, unguaranteed portions	$1,504	10%	$1,098	10%
HELOC	$988	6%	-	
Indirect Auto	$746	5%	-	
Owner-Occupied CRE	$635	4%	$2,839	24%
Commercial	$270	2%	$85	1%
Residential Real Estate	$215	1%	-	
Investor-Owned CRE	$202	1%	$2,956	26%
Consumer	$21	<1%	-	
Other	$0	<1%	$15	<1%
Total	**$15,089**	**100%**	**$11,537**	**100%**

- Walnut pricing fell in 2022, resulting in one relationship totaling $9.8 million moving to non-accrual at the end of the second quarter in 2025. The $9.8 million represents approximately 37% of classified assets.

Balances as of Dec. 31, 2025



Modoc County

Financial Recap

PLUMAS BANCORP

Fourth Quarter 2025 Financial Highlights


Modoc County

Dollars in thousands (Except per share)	12/31/2025	12/31/2024	Change	% Change
Net Income	$ 10,970	$ 7,749	$ 3,221	41.6%
Income Before Tax	$ 13,968	$ 10,653	$ 3,315	31.1%
Net Interest Income	$ 25,874	$ 18,959	$ 6,915	36.5%
Net Interest Margin	5.00%	4.90%	0.10%	2.0%
ROAA	1.93%	1.87%	0.06%	3.2%
ROAE	17.2%	17.1%	0.10%	0.6%
Diluted EPS	$ 1.56	$ 1.29	$ 0.27	20.9%

2025 Financial Highlights


Modoc County

Dollars in thousands (Except per share)	12/31/2025	12/31/2024	Change	% Change
Assets	$ 2,238,523	$ 1,623,326	$ 615,197	37.9%
Deposits	$ 1,809,604	$ 1,371,101	$ 438,503	32.0%
Net Loans	$ 1,495,834	$ 1,005,375	$ 490,459	48.8%
Net Income	$ 29,617	$ 28,619	$ 998	3.5%
Income Before Tax	$ 39,592	$ 39,001	$ 591	1.5%
Net Interest Income	$ 87,770	$ 73,691	$ 14,079	19.1%
Net Interest Margin	4.91%	4.79%	0.12%	2.5%
ROAA	1.52%	1.74%	(0.22%)	(12.6%)
ROAE	13.6%	17.2%	(3.6%)	(20.9%)
Book Value per Share	$ 37.52	$ 30.14	$ 7.38	24.5%
Diluted EPS	$ 4.54	$ 4.80	$ (0.26)	(5.4%)



Lassen County

Recent Expansion Strategy


Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
July '25
Acquired Cornerstone
Community Bank, 4 branches
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
Dec '15
Opened
Reno Branch
April '23
Opened Chico Branch
July '21
Acquired Bank
of Feather
River
Branch
Loan Production Office
Redding
Chico
Yuba City
Roseville
Sacramento

PLUMAS BANCORP



Washoe County

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

- **Top 10 – Recognizing the top 10% of Community Banks 2015-2024**
  (community banks with assets between $1 billion and $5 billion)
  By Stifel (previously by CB Resource, Inc.)

- **'Super Premier' Performing Bank 2015-2024**
  (based on criteria such as capital adequacy, asset structure, growth, and more)
  By The Findley Reports

- **Bankers Cup – Recognizing the top 10% of Community Banks 2017-2024**
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates

- **Bison Select Financial Institution 2018 – 2025**
  (publicly traded banks without formal sell-side coverage at inclusion)
  By D.A. Davidson

- **Annual Bank Honor Roll 2022-2024**
  (publicly traded with assets greater than $500 million)
  By Keefe, Bruyette & Woods, Inc.

- **Top Performing Community Banks 2023-2024**
  (publicly traded with assets under $2 billion)
  By American Banker

- **Best Performing Community Banks 2023**
  (KBRA Analytics rating of C or higher)
  By Independent Community Bankers of America